February 2009 Exhibit 99.1

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The Company makes forward-looking statements in this document that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this document, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk
Factors” section of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission and any amendments or supplements thereto. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this document are qualified by these cautionary statements.
In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.
Insituform®, the Insituform® logo, Clean Water for the World®, Insituform Blue®, and our other trademarks referenced herein are the registered and unregistered trademarks of Insituform Technologies, Inc. and its affiliates.
Forward-Looking Statements

Management Presenters
David A. Martin
Vice President and Chief Financial Officer
J. Joseph Burgess
President and Chief Executive Officer
Over 20 years of experience in sewer, water, and infrastructure related industries
Formerly Chief Executive Officer of Veolia Water North America
Over 20 years of experience in heavy infrastructure serving municipal/governmental clients
Over 15 years of experience managing infrastructure services for energy and petrochemical clients
Significant experience identifying and integrating businesses
Approximately 16 years of industry experience
Chief Financial Officer since 2006
Formerly Corporate Controller and Financial Director of European operations at Insituform
Formerly Senior Accountant at BDO Seidman, LLP

Insituform Technologies, Inc.

Technology
Insituform
Execution

Wastewater Wastewater
Water Water
Energy & Mining Energy & Mining
Insituform is a global company providing trenchless
pipeline rehabilitation services to the municipal sewer,
water, energy and mining infrastructure markets
LTM Revenue of $529 million (as of September 30, 2008)
LTM EBITDA of $50 million (as of September 30, 2008)
Three complementary businesses:
– Sewer Rehabilitation: Provides trenchless solutions
for the rehabilitation and repair of sewer infrastructure
– Water Rehabilitation: Provides trenchless solutions
for the rehabilitation of pipelines that transmit and
distribute potable water
– Energy and Mining: Provides internal lining systems
that protect oil, gas, mineral and chemical pipelines
against corrosion and abrasion
Our Business

Insituform Technologies, Inc.

Insituform
Technologies, Inc.

Our Vision
Growth Strategy
Employees: 1,600
Revenue: $529mm
EBITDA: $50mm
Margin: 9.5%
Sewer Rehabilitation
Revenue: $461mm
EBITDA: $40mm
Margin: 8.7%
Water Rehabilitation
Revenue: $12mm
EBITDA: ($1mm)
Margin: NM
Energy & Mining
Revenue: $56mm
EBITDA: $11mm
Margin: 19.7%
Current Business (LTM)
Sewer Rehabilitation:
– Optimize vertical integration/product enhancement
capability
– Realign sales force – focus on key
accounts/negotiated work
– Project manage on broader scopes
– Target profitable new geographies (India, China)
Water Rehabilitation:
– Enhanced robotics capability across all pipe
materials/diameters
– Leverage leadership position within sewer
rehabilitation with key accounts
– Improve cost-competitiveness of product offering
vs. dig-and-replace
Energy and Mining:
– Broaden service platform
– Diversify exposure to new and rehab markets
– Expand off-shore capability
– Target key international markets
(1) Insituform management estimates.
Revenue
EBITDA
11%
22%
2%
(2%)
87%
80%
% of Total
North
America
Addressable Market Size (1)
Global
$300mm
~$1.0bn
$1.3bn
$4.7bn
$3.4bn
$12.3bn

Insituform Technologies, Inc.

Insituform
Technologies, Inc.

Recent Developments
We announced the execution of definitive agreements
for the acquisitions of Corrpro Companies, Inc.
(“Corrpro”) and The Bayou Companies, LLC
(“Bayou”).  The Bayou acquisition was closed on
February 20, 2009 and the Corrpro acquisition is
expected to close on or before March 31, 2009.
These acquisitions will:
Create a product and service platform breadth
unmatched by peers
Provide us with a premier cathodic protection
platform
Expand our water rehabilitation capabilities
Significantly expand our off-shore capabilities
Diversify our exposure across the industry
Leverage our existing international footprint
Greatly increase scale – increasing total revenue
by 60%
These acquisitions are:
Accretive to earnings
Accretive to margins
Accretive to returns
Transformative at a reasonable price
Employees: 3,080
Revenue: $845mm
EBITDA: $95mm
Margin: 11.2%
Sewer Rehabilitation
Revenue: $461mm
EBITDA: $40mm
Margin: 8.7%
Water Rehabilitation
Revenue: $12mm
EBITDA: ($1mm)
Margin: NM
Energy & Mining
Revenue: $372mm
EBITDA: $56mm
Margin: 15.1%
Pro Forma Business (LTM)
North
America
Addressable Market Size (1)
Global
~$1.4 bn
~$4.0bn
$1.3bn
$4.7bn
$3.4bn
$12.3bn
(1) Insituform management estimates.
Leveraging our current expertise in markets that we currently under-serve
Energy & Mining
(Pre-Acquisitions)
Revenue: $56mm
EBITDA: $11mm
Margin: 19.7%
Revenue
EBITDA
44%
59%
1%
(1%)
55%
42%
% of Total

Insituform Technologies, Inc.

Insituform	✓	✓					✓	✓																	✓	
			✓	✓	✓	✓			✓	✓	✓	✓		✓	✓	✓			✓	✓						
			✓	✓							✓	✓	✓	✓			✓	✓			✓	✓	✓	✓	✓	
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Pro Forma Energy & Mining Execution and
Technology Platform
Off-Shore On-Shore
ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS ONS OFS

Energy & Mining
(Pre-Acquisition)
Bayou
Corrpro
Pro Forma
Corrosion
Engineering
Services
Anti-Corrosion
Lining
Anti-Corrosion
Coatings
Protective &
Weight
Coatings
Flow
Assurance
Linings
Flow
Assurance
Coatings
Internal
Coatings
Cathodic
Protection Welding Logistics Engineering
Inspection &
Monitoring
Construction &
Installation
Acquisitions of Corrpro and Bayou will quickly and substantially broaden
Insituform’s energy and mining capabilities

Acquisition Rationale
Transitioning our industrial pipeline services group from a single product (Tite Liner®) to a broad service and technology platform
Increasing our addressable market by over $1.0 billion domestically and by approximately $3.0 billion globally
Transactions increase LTM Revenues by 60%; LTM EBITDA by 90%; Year 1 accretive
Future synergies include:
- Reduced combined operating expense
- IPS product lines in INSU international distribution channels
- Corrpro product lines to INSU municipal channels
Services provided at point of manufacture with key accounts

$72
$58
$52
$52
$0
$20
$40
$60
$80
2006 2007 2008 9/30/2008
$18
$16
$6
$12
9.6%
9.4%
7.6%
4.0%
$0
$5
$10
$15
$20
2006 2007 2008 LTM 9/30/08
0.0%
4.0%
8.0%
12.0%
16.0%
$186
$171
$140
$157
8.7%
12.2%
$0
$50
$100
$150
$200
2006 2007 2008 LTM 9/30/08
0.0%
5.0%
10.0%
15.0%
20.0%
Overview of Corrpro
Revenue
(1)
$ Million % Growth
$ Million % Margin
EBITDA
(1)
Backlog
(1)
Record High Record High
$ Million
Products and Services
Premier provider of infrastructure maintenance services
in North America
Primarily serves attractive energy and water
infrastructure end markets
Premier provider of corrosion protection services in
North America serving the market for over 24 years
Broad customer base
– No single customer represents greater than 5% of
total sales
35 facilities across the U.S., Canada and the U.K.
Recent wins include:
– Exxon Mobil
• $900k 2009 annual maintenance agreement TVA
Watts Barr Nuclear Plant
• $103k Engineering Assessment and ECDA
– TransCanada
• $6.0mm Canadian Corrosion Remedial Contract
• $1.125mm Boundary Lake Well Casing Cathodic
Protection project
Engineering Services
Product and Material Sales
Construction and Installation
Inspection, Monitoring and Maintenance
Coatings Services
Overview
(1) March 31 fiscal year end.

$27
$22
$5
$8
21.0%
18.7%
9.9% 9.4%
$0
$9
$18
$27
$36
2005 2006 2007 LTM 9/30/08
0.0%
10.0%
20.0%
30.0%
40.0%
$31
$71
$87
$0
$25
$50
$75
$100
2006 2007 2008
$129
$119
$58
$77
54.9%
31.4%
$0
$40
$80
$120
$160
2005 2006 2007 LTM 9/30/08
0.0%
25.0%
50.0%
75.0%
100.0%
Overview of Bayou
Revenue
$ Million % Growth
$ Million % Margin
EBITDA
Backlog
(1)
$ Million
(1) Represents backlog figures for The Bayou Companies, LLC (“TBC”).
Products and Services
A third generation family owned provider of products and
services to onshore and offshore oil and gas industry
Strong strategic partnerships with ILVA SA., Welspun
Gujarat Stahl Rohren Ltd.and Stupp Brothers, Inc.
Long-term relationships with A-grade client list
Premier pipeline coating, insulation and prefabrication
facility on the Gulf Coast (New Iberia)
225 acres of storage space at Port of Iberia, LA facilities
accommodate large, challenging projects
Railcar shipping capacity provides unique opportunities
to effectively receive and ship pipe domestically
Fusion bonded epoxy external pipe coating
Internal diameter flow efficiency coating
Concrete weight coating
Double- and multi-joint fabrication
Pipe bending
Anode installation
Pipe bending, storage, handling, coatings and logistics
Project management planning and support
Double- and multi-joint fabrication, surplus pipe & pipe
corrosion material sales and anode installation
Overview

Last 5 Years
Energy and Mining Peer Valuation Analysis
EV/LTM EBITDA
INSU’s acquisitions of Corrpro and Bayou occur at an attractive valuation point
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
Jan-04 Sep-04 Apr-05 Dec-05 Jul-06 Mar-07 Oct-07 Jun-08 Jan-09
6 months 7.2x
1 Year 9.1x
2 Years 10.7x
3 Years 11.2x
5 Years 11.1x
Composite Average
(1)
Source: FactSet as of January 30, 2009.
(1) Composite average includes ShawCor, Dril-Quip, Robbins & Myers, Team Inc., Ameron International, Natco Group and L.B. Foster.

42%
59%
(1) Pro Forma for the acquisitions of Corrpro and Bayou.
Pro Forma Financials
LTM 9/30/08
Sewer
Rehabilitation
Energy &
Mining
Water
2%
11%
87%
Pro Forma (1) LTM 9/30/08
Water
1%
Pro Forma (1) LTM 9/30/08
Total: $95 million
Margin: 11.2%
Sewer
Rehabilitation
Water
(1%)
LTM 9/30/08
Sewer
Rehabilitation
Energy &
Mining
22%
80%
Water
(2%)
Total: $50 million
Margin: 9.5%
Energy &
Mining
Sewer
Rehabilitation
44%
55%
Total: $529 million Total: $845 million
Revenue
EBITDA
The acquisitions of
Bayou and Corrpro:
– Diversify revenue
across business
lines
– Significantly
increase scale
– Improve profitability
– Decrease focus on
municipal client base
Synergies:
– Reduces overhead
cost
– Broadens water
market service
profile
– Enhances R&D and
engineering
capability
– Exposes Bayou and
Corrpro to INSU’s
international footprint
Energy &
Mining

Global Infrastructure Spend Forecast Breakdown by 2030
Booz Allen Hamilton
estimates that
approximately $41
trillion of worldwide
infrastructure
investment is
required by 2030
Source: Booz Allen Hamilton, Global Infrastructure Partners, World Energy Outlook, Organisation for Economic Co-operation and Development (OECD).
55%
45%
Revenue
($ Trillion)
55%
45%
55% of Total Projected Spend 55% of Total Projected Spend
We are uniquely positioned to capitalize on the upcoming infrastructure spend
Sewer/Water Rehabilitation
Projected Infrastructure Spend
$1.6
$7.8
$22.6
$9.0
$0
$5
$10
$15
$20
$25
Water/Sewer Power Road and Rail Air/Seaports

Despite recent macro-economic headwind, we were able to:
- Improve EBITDA margin from 9.5% to 11.2% for LTM
period
- Grow backlog by 8.4% for LTM period
Expect revenue and profit growth in 2009
Recent Wins:
Clark County, Nevada $13.0mm
- Project will be completed early in 2010
Detroit Water and Sewer District $8.0mm
- Additional smaller project to be completed over the next
2 years
City and County of Honolulu, Hawaii $6.2mm
- One of many projects to be completed over the next 7
years as part of a 10-year capital improvements
program
City of Atlanta, Georgia $4.4mm
- One of the largest ongoing rehab projects in the nation
- Spending ~$100mm each year on sewer rehabilitation
The Metropolitan District Commission, Hartford, CT
$17.5mm
- Expect Hartford to continue to put out CIPP work
- At least $5mm to come out in 2009
County of Maui, Hawaii $7.7mm
- Project will be completed in 2009
North American Sewer Rehabilitation
Actions Taken Results
Deploy new CIPP technologies to reduce costs further
Reduce operating costs
- Decentralization
- Realignment of support functions
Realign sales force
- New market penetration
- Negotiated work
Minimize execution risk through optimized project
management/quality of system

Water Rehabilitation Market Opportunity
We are leveraging our proprietary technologies and experience from the sewer and energy and mining sectors to capitalize on the attractive water rehabilitation market
North American Water Pipeline
Rehabilitation Market
Epoxy
1%
Dig-and-Replace
6%
9%
12%
67%
3%
2%
Pipe Bursting
Cement Mortar Lining
Directional Drilling
Sliplining
Modified Sliplining
Market Size ~$1.3 billion
Water pipeline rehabilitation market size is
estimated to be $1.3 billion in North America
– Only 33% of the market is trenchless
– Only 3% of the market is CIPP / modified
sliplining
Insituform is already winning and converting
major contracts, demonstrating great potential
We expect our water rehabilitation business to
produce ~$150mm of annual revenue by 2012
Wins:
New York City, New York
– $4.25 million Insituform Blue® contract to
rehabilitate a century-old water main
beneath Madison Avenue
Victoria, British Columbia
– $4.4 million Insituform Blue® project to
rehabilitate water lines using our
InsituGuard™ technology

Closing the Gap – Water Rehabilitation
Our water rehabilitation business is estimated to become a $150 million business in 3 to 5 years
Areas of Focus Commentary
Products
Pricing
Focus on being cost-competitive versus "dig-and-replace" alternatives
- Goal is to be at least 20% more affordable than "dig-and-replace"
- "Dig-and-replace" price varies by region while trenchless pricing is consistent across geographies
Re-establishing taps
Offer mechanical and adhesion seal capabilities
Present a suite of HDPE and CIPP linings to maximize product acceptance globally
Operating Pressure
Offer linings to cover the entire range of operating pressures within water systems
- Up to 130 psi operating pressure
Diameter
Offer fully structural solutions for stand alone internal pressures for diameters ranging from
6" - 48"

We are focused on
expanding globally,
particularly in Asia
(China and India)
- India is expected
to spend $7.5
trillion on sewer
and water
infrastructure over
the next 10 years
- Our current
backlog in India is
greater than $60
million
Our LTM 9/30/08
international revenue
has increased 23%
over the same period
the previous year
Geographic Infrastructure Spend Breakdown by 2030
(1)
(1) Booz Allen Hamilton, Global Infrastructure Partners, World Energy Outlook, Organisation for Economic Co-operation and Development (OECD).
U.S./Canada
16%
South America/
Latin America
18%
Africa
3%
Europe
22%
Asia/Oceania
39%
Middle East
2%
Geographic Expansion
84% of infrastructure spending is predicted to come outside of the U.S. and Canada

Pro Forma Financials
Our recently acquired and completed acquisitions provide scale and improve our profitability
12 Months Ended 9 Months Ended
12/31/2007 9/30/2008
INSU Pro Forma % Change INSU Pro Forma % Change
Revenue $495,570 $784,865 +58.4% $399,390 $634,541 +58.9%
Operating Income
13,530 33,073
+144.4%
19,744 32,293
+63.6%
% Margin 2.7% 4.2% 4.9% 5.1%
EBITDA
34,337 76,005 +121.4% 35,095 67,873 +93.4%
% Margin 6.9% 9.7% 8.8% 10.7%
(Dollars in Thousands)

Insituform Technologies, Inc.

Technology
Execution
Insituform

Our Business
Water Water
Wastewater Wastewater
Energy & Mining Energy & Mining
Technology Innovator
Premier Brand / Long
Standing Customer
Relationships
Experience with Complex
Regulatory Environment
Seasoned Management
Team / Skilled Workforce
Leader in Large and
Growing Markets

20 Appendix

$95
$50
$34
$54
$62
$27
$18
26.7%
11.7%
9.5%
11.2%
$0
$25
$50
$75
$100
2005 2006 2007 LTM PF LTM
0.0%
10.0%
20.0%
30.0%
40.0%
5.3%
(1)
$527
$484
$496
$529
$845
$129
$186
9.1%
(6.0%)
(10.9%)
$0
$300
$600
$900
2005 2006 2007 LTM PF LTM
(20.0%)
0.0%
20.0%
40.0%
60.0%
Historical Financial Performance
Revenue
EBITDA
$ Million
% Growth
$ Million % Margin
(1)
Bayou Corrpro
ROIC
(2)
(1)
4.5%
3.6%
2.1%
3.7%
6.6%
0.0%
2.0%
4.0%
6.0%
8.0%
2005 2006 2007 LTM PF LTM
Corrpro Standalone: 12.5%
Bayou Standalone: 25.9%
(1) Pro Forma for the acquisitions of Corrpro and Bayou.
(2) ROIC = (Tax-Effected Operating Income) / (Assets – Current Liabilities). Assumed tax rate of 29.5%.

U.S. Pipeline Additions
(1)
Global Onshore Pipeline Capex
(3)
Miles
Expenditures
($ bn)
Corrosion Protection
While pipeline
additions are predicted
to decelerate,
projected maintenance
capex is expected to
remain strong
– Implies an
increase in
rehabilitation
spending
(1)     Source: EIA report: Additions to Capacity on the U.S. Natural Gas Pipeline Network: 2007. Report dated July 2008.
(2)     Approved by U.S. regulatory authorities including the Federal Energy Regulatory Commission. Report dated July 2008.
(3)     Source: Pipeline and Gas Journal’s 2008 Worldwide Pipeline Construction Report.
Over $70bn of
capex for
2009 - 2010
$37
$35
$36
$30
$28
$27
$26
$31
$0
$10
$20
$30
$40
2003 2004 2005 2006 2007 2008E 2009E 2010E
1,663
1,582
1,152
2,243
1,459
4,407
3,696
1,955
0
1,000
2,000
3,000
4,000
5,000
2003 2004 2005 2006 2007 2008E 2009E 2010E
Over 5,600 miles
Approved (2) for
2009 - 2010

Corrosion-Resistant Technologies
Oil and Gas Pipelines – U.S. & Canada
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
EPC IPC PENP CPEP CPNP SCP LFPE TFL
36.0% 20.1% 45.0% 7.7% 7.4% 24.2% 1.6% 17.6% 2002-2008 CAGR:
($ mm)
Key
EPC = External Powder Coating
IPC = Internal Powder Coating
PENP = Polyethylene New Pipe
CPEP = Cathodic Prot. Existing Pipe
CPNP = Cathodic Protection-New Pipe
SCP = Spoolable Composite Piping
LFPE = Loose-Fit PE Liners
TFL = Tite-Fit Liners
2008 2002
Source: Insituform management projections.
Market Size
The acquisitions of Corrpro and Bayou, coupled with our existing operational segment, will avail the Company of a $1.4 billion North American annual market

Rank
INSU
(Energy & Mining)
Bayou
Corrpro
1 El Abra
Cheniere Creole
Trail Pipeline
U.S. Government
2 Collahuasi Welspun Trading Transcanada
3
Pemex
Williams Field
Services
El Paso
4 Encana Wilbros Exxon
5 Bodington
Bayou Coating
LLC
Corrpro Middle
East
6 Kinder Morgan ILVA BP
7 Shell Shell McJunkin
8
Escondida
Enterprise Field
Services
Encana
9 Chevron BP Chevron
10 Candelaria   Wilson Supply Samson
INSU operates on 6 continents allowing for
significant cross-selling opportunities in the U.S.
and around the world
Diversity of product value chain precludes
cannibalization of revenue stream
= Overlap
Top 10 Customers Value Chain
Synergistic Value
Cross-Selling Opportunities
Included in Value Chain
INSU
(Energy &
Mining)
Bayou
Corrpro
Flow Assurance
Linings
Anti Corrosion
Linings
Anti Corrosion
Coatings
Protective &
Light Coatings
Flow Assurance
Coatings
Cathodic
Protection
Internal
Coatings
Corrosion
Engineering
Services

Source:  Ducker Worldwide LLC, January 2009.
North American Energy & Mining Pipe Protection/
Rehabilitation Market
Cathodic Protection
5%
49% 46%
Liners/Spoolables
Protective Coating
$1.4 – $1.6 billion

Insituform Technologies, Inc.

	✔	✔	✔	✔	✔
	✓	✓	✓	☆	☆
	✓	✓	☆	☆	☆

☆

Geographic Growth Potential
Flow Assurance
Linings
Anti Corrosion
Linings
Anti Corrosion
Coatings
Protective &
Light Coatings
Flow Assurance
Coatings
Cathodic
Protection
Internal
Coatings
Geographic Expansion Within Energy & Mining
Services
North America South America Europe Australasia Africa
INSU
(Energy & Mining)
Corrpro
Bayou

Insituform Technologies, Inc.

Sewer

Water

Energy & Mining

Technology Innovator
Recent Innovations
Process
Year
Introduced Description
iPlus™ Infusion® 2004
Trenchless method used for the rehabilitation of small-diameter sewer pipelines
iPlus™ Composite
2004
Trenchless method used for the rehabilitation of large-diameter sewer pipelines
Air Invert Steam Cure
2005
Method of rehabilitating sewer pipes that replaces water inversion of a CIPP liner with air inversion and hot water cure with steam cure for diameters of up to 72”
iTAP® 2007
Robotic method for reinstating potable water service connections from inside a water main
InsituGuard    : InsituFlex™
and InsituFold®
2006
Methods of rehabilitating transmission and distribution water mains using high-density polyethylene liners
Thermopipe® 2005
Polyester-woven polyethylene liner capable of rehabilitating drinking water distribution pipelines from 3” to 12” in diameter and up to 230 psi operating pressure
Safetyliner™
2005
Grooved high-density polyethylene liner, installed into a steel pipeline using the Tite Liner®
process, and normally used in natural gas or CO2  pipelines
Tite Liner® 1988
Method of lining new and existing pipe with a corrosion and abrasion resistant high-density polyethylene pipe
SM

Energy and Mining Products and Services
Description Applications
Anti-Corrosion Lining Isolates the flow stream from the host pipe wall, eliminating internal corrosion Water infrastructure
Anti-Corrosion Coatings Applied under quality controlled factory conditions Protect buried oil and gas pipelines
Protective & Weight Coatings
Provides negative buoyancy to counter act waves and tidesand a degree of insulation
Off-shore pipelines usually for marine
and river crossing purposes
Flow Assurance Linings Optimizes flow of liquids and gases from reservoir to the topside receiving facilities
Oil, gas, and water pipelines in both
on and off-shore situations
Flow Assurance Coatings
Off-shore product lines have high efficiency thermal insulation systems with optimum thicknesses and the on-shore products are designed to meet the high performance standards required for insulated pipelines
Oil, gas, and water pipelines in both
on and off-shore situations
Internal Coatings Increases flow efficiency for natural gas pipelines
Natural gas pipelines as well as other
anti-corrosion applications
Cathodic Protection
Controls the corrosion of a metal surface by making it work as a cathode of an electrochemical cell
Protect steel, water or fuel pipelines
and storage tanks, steel pier piles,
ships, off-shore oil platforms and on-
shore oil well casings
Welding Fabricates and welds topside production equipment for the off-shore oil & gas platforms
Off-shore oil & gas platform, sub-sea
instillation, and deepwater pipeline
instillations
Logistics Project management planning and support On-shore and off-shore oil & gas
Engineering
Cathodic protection engineering, general corrosion engineering, and research in various areas of corrosion associated with failure analysis
Natural gas pipelines as well as other
anti-corrosion applications
Inspection & Monitoring
Close interval surveys, global positioning surveys, external corrosion direct assessments, stress corrosion cracking direct assessments, internal corrosion monitoring programs, pipeline pig tracking and non-destructive testing
On-shore and off-shore oil & gas
pipelines
Construction & Installation
Deep and semi deep anode groundbed installation, horizontal anode groundbed installation, sacrificial anode installation, well-casing system installation and elevated water tank installation
On-shore and off-shore oil & gas
pipelines

EBITDA Reconciliation
(In Thousands)
Year ended December 31,
Nine Months Ended
September 30,
2005 2006 2007 2007 2007 2008 2008
LTM Ended
September
30, 2008
(Historical) (Pro Forma) (Historical) (Pro Forma) (Historical)
Income from Continuing Operations $20,160  $26,303  $12,866  $29,615  $3,822  $13,734  $28,866  $22,776
Taxes on Income (Tax Benefits) 8,913  11,826  (149) 7,072  (604) 4,842  8,697  5,297
Interest Expense 8,465  6,834  5,368  8,968  4,139  3,546  6,246  4,775
Depreciation and Amortization 16,372  16,620  16,252  30,350  11,950  12,973  24,070  17,275
EBITDA $53,910  $61,583  $34,337  $76,005  $19,307  $35,095  $67,879  $50,123
The following is a reconciliation of Insituform's income (loss) from continuing operations to EBITDA:

EBITDA Reconciliation
The following is a reconciliation of Bayou's income (loss) from continuing operations to EBITDA:
(In Thousands)
Year Ended December 31,
Nine Months ended
September 30,
2005 2006 2007 2007 2008
LTM Ended
September 30,
2008
Income from Continuing Operations $2,917  $4,264  $15,771  $8,782  $11,297  $18,286
Income Tax Expense 302  947  1,418  1,208  1,469  1,680
Interest Expense 468  689  1,528  1,030  1,123  1,621
Depreciation and Amortization 1,780  1,721  3,460  1,924  4,076  5,612
EBITDA $5,467  $7,621  $22,177  $12,944  $17,965  $27,199
Year Ended March 31,
Six Months Ended
September 30,
(In Thousands)
2006  2007  2008  2007  2008
LTM Ended
September 30,
2008
Income (Loss) from Continuing Operations ($4,810) $2,825  $6,479  $3,152  $5,772  $9,099
Provision for Income Taxes 3,482  1,657  2,515  2,743  2,056  1,828
Interest Expense 5,340  5,750  5,284  2,758  2,619  5,145
Depreciation and Amortization 1,534  1,689  1,793  860  935  1,868
EBITDA $5,546  $11,921  $16,071  $9,513  $11,382  $17,940
The following is a reconciliation of Corrpro's income (loss) from continuing operations to EBITDA: